J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Trust I

JPMorgan Diversified Fund

JPMorgan Hedged Equity Fund

JPMorgan Mid Cap Equity Fund

JPMorgan Small Cap Blend Fund

JPMorgan Small Cap Equity Fund

JPMorgan U.S. Equity Fund

JPMorgan U.S. Large Cap Core Plus Fund

JPMorgan U.S. Research Enhanced Equity Fund

JPMorgan U.S. Small Company Fund

JPMorgan U.S. Sustainable Leaders Fund

JPMorgan U.S. Value Fund

JPMorgan Value Advantage Fund

JPMorgan Trust II

JPMorgan Equity Income Fund

JPMorgan Equity Index Fund

JPMorgan Large Cap Growth Fund

JPMorgan Large Cap Value Fund

JPMorgan Mid Cap Growth Fund

JPMorgan Small Cap Growth Fund

JPMorgan Small Cap Value Fund

JPMorgan Trust IV

JPMorgan Equity Premium Income Fund

JPMorgan Hedged Equity 2 Fund

JPMorgan Hedged Equity 3 Fund

J.P. Morgan Fleming Mutual Fund Group, Inc.

JPMorgan Mid Cap Value Fund

J.P. Morgan Mutual Fund Investment Trust

JPMorgan Growth Advantage Fund

J.P. MORGAN FUNDS

JPMorgan Trust I

JPMorgan Global Allocation Fund

J.P. MORGAN SPECIALTY FUNDS

JPMorgan Trust I

JPMorgan Research Market Neutral Fund

(All Share Classes)

(each, a “Fund” and together, the “Funds”)

Supplement dated October 15, 2026

to the current Prospectuses and Statements of Additional Information (“SAI”), as Supplemented

Effective immediately, the following changes are made to the prospectuses and SAI of each Fund:

The fifth paragraph in the section of the prospectus of each Fund entitled “Investing with J.P. Morgan Funds — Redeeming Fund Shares — Additional Information Regarding Redemptions” is deleted in its entirety and replaced with the following:

Generally, all redemptions will be for cash. The J.P. Morgan Funds typically expect to satisfy redemption requests by selling portfolio assets or by using holdings of cash or cash equivalents. On a less regular basis, the Funds may also satisfy redemption requests by borrowing from another Fund, by drawing on a line of credit from a bank, or using other short-term borrowings from its custodian. These methods may be used during both normal and stressed market conditions.

In addition to paying redemption proceeds in cash, if you redeem shares worth $250,000 or more, the J.P. Morgan Funds reserve the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. Paying redemption proceeds in-kind seeks to reduce the effect of large redemptions on the Fund and its remaining shareholders. If you receive a redemption in-kind, securities received by you may be subject to market risk and you could incur taxable gains on the redemption and on any later sale of the securities, and you may incur brokerage fees or other charges in converting the securities to cash. Redemptions in-kind may be used in a Fund’s discretion, during both normal and stressed market conditions. Redemption in-kind proceeds will typically be made by delivering either a pro-rata or a non-pro-rata basket of a Fund’s holdings that are readily marketable securities to the redeeming shareholder within seven days after the Fund’s receipt of the redemption order.

SUP-USEQ-1026

The fourth paragraph in the section of the prospectus of each Fund entitled “Investing with J.P. Morgan Funds — Frequent Trading Policy” is deleted in its entirety and replaced with the following:

The Boards of J.P. Morgan Funds have adopted various policies and procedures to identify market timers, including reviewing “round trips” in and out of J.P. Morgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control. Certain transactions, such as purchases or redemptions of shares in exchange for securities and cash (transactions in-kind), are not reviewed for purposes of identifying market timers, because these transactions generally do not dilute the value of Fund shares held by long-term shareholders, disrupt portfolio management or increase Fund expenses for all shareholders.

For each Fund except JPMorgan Global Allocation Fund and JPMorgan Research Market Neutral Fund, the following is added to the second table in the section of the SAI Part I entitled “Investment Practices”:

Instrument	Fund Code	Part II Section Reference
Redemptions In-Kind: Involves a Fund paying part or all of a shareholder’s redemption proceeds in readily marketable securities instead of cash.	1-17, 19, 21-26	Miscellaneous Investment Strategies and Risks

For JPMorgan Global Allocation Fund, the following is added to the second table in the section of the SAI Part I entitled “Investment Practices”:

Instrument	Fund Code	Part II Section Reference
Redemptions In-Kind: Involves a Fund paying part or all of a shareholder’s redemption proceeds in readily marketable securities instead of cash.	1	Miscellaneous Investment Strategies and Risks

For JPMorgan Research Market Neutral Fund, the following is added to the table in the section of the SAI Part I entitled “Investment Practices”:

Instrument	Part II Section Reference
Redemptions In-Kind: Involves the Fund paying part or all of a shareholder’s redemption proceeds in readily marketable securities instead of cash.	Miscellaneous Investment Strategies and Risks

The following disclosure is added in the section of the SAI Part II of each Fund entitled “Investment Strategies and Policies — Miscellaneous Investment Strategies and Risks”:

Redemptions In-Kind. In some circumstances, a Fund, in its discretion, may accept large purchase orders from one or more financial institutions that are willing, upon redemption of their investment in a Fund, to receive their redemption proceeds in-kind rather than in cash. A Fund’s ability to pay these redemption proceeds in kind relieves the Fund of the need to sell the securities that are distributed in kind and incur brokerage and other transaction costs associated with such sale, and may have the effect of reducing the amount of taxable gains the Fund would otherwise be required to distribute to shareholders.

The specific security or securities to be distributed will be determined by the Adviser and could include a non-pro-rata representation of a Fund’s portfolio depending upon various circumstances and subject to the Funds’

policies and procedures and any applicable laws or regulations. In effecting such redemption in-kind, the Adviser will select securities to distribute to the redeeming shareholder by considering certain factors, including, without limitation, the portfolio management team’s model or optimal portfolio, risk management considerations, compliance considerations, the active positioning of a Fund post-redemption, the liquidity of the securities, and the tax basis of the securities. There is no assurance that the Adviser will select to retain those securities that will perform the best. The Funds do not intend to distribute illiquid securities in-kind. If a Fund were to do so, a redeeming shareholder may be unable to sell those securities promptly or at the value used to calculate the redemption price.

The Funds may effect redemptions in-kind in an effort to, among other considerations: (a) manage the portfolio efficiently or for other portfolio management purposes, and (b) externalize certain transaction costs that would otherwise be borne by a Fund in connection with redemption activity or portfolio turnover. Redemptions in-kind may reduce the need for a Fund to maintain short-term cash reserves, reduce Fund transaction costs, reduce the need for the Fund to sell its investments at inopportune times, and reduce a Fund’s recognition of capital gains, all of which may be considerations when determining whether to effect a redemption in-kind. However, there can be no assurance that redemptions in-kind can or will be effected when they would be beneficial to a Fund, and it may be impractical or impossible to effect redemptions in-kind with many or substantially all of a Fund’s shareholders because of, among other things, how they hold their Fund shares or the small value of the redemptions. There may also be a risk that redemption in-kind activity could negatively impact the market value of the securities distributed in-kind and, in turn, the NAV of the corresponding Fund.

Effecting redemptions in-kind may take longer than selling the securities in the open market. Because other accounts managed by the Adviser that are the same as, or substantially similar to, a Fund may sell securities in the open market, the Fund’s portfolio may differ from those accounts, at least for a period of time, when the Fund distributes securities in-kind. This may cause the Fund’s performance to be higher or lower than the performance of these other accounts.

A Fund’s ability to engage in redemption in-kind transactions is subject to, among other things, limitations on frequency of redemptions in-kind under the Fund’s policies, financial institution capacity, availability of shareholders able to transact in-kind and the Adviser’s operational infrastructure, and there is no assurance that a Fund can or will effect any redemptions in-kind. These limitations may mean that not all Funds that want to transact in-kind will be able to do so or will be able to do so at the same time. In particular, the Adviser’s current operational infrastructure limits the number of redemptions in-kind the Adviser can facilitate at a given time. If more than one Fund seeks to transact in-kind during such a period, the Adviser has established a procedure under which one Fund will be selected from among the interested Funds using a randomizer. In the future, in the event of limited capacity at a financial institution, the Adviser will generally allocate a financial institution’s capital between all Funds that want to transact in-kind pro rata, based on each Fund’s indicated interest; however, under certain circumstances and subject to the Adviser’s policies and procedures, the Adviser may elect to allocate a financial institution’s capital differently among participating Funds.

Financial institutions that participate in the transactions described in this sub-section do not receive a fee from a Fund for doing so.

The fourth paragraph in the section of the SAI Part II of each Fund entitled “Portfolio Holdings Disclosure” is deleted in its entirety and replaced with the following:

In addition, the Funds may for legitimate business purposes disclose portfolio holdings earlier than the time period specified in the applicable prospectus to certain service providers to the Funds or the Adviser, any sub-advisers, Administrator, Shareholder Servicing Agent, Distributor or Custodian, including rating and ranking agencies, pricing services, proxy voting service providers, accountants, attorneys, custodians, securities lending agents (to the extent the Funds engage in securities lending), consultants retained to assist in the drafting of management discussion of fund performance in shareholder reports, brokers in connection with Fund transactions and in providing pricing quotations, financial institutions that participate in certain redemptions in-kind, transfer agents and entities providing CDSC financing (released weekly one day after trade date). The Funds may also release portfolio holdings to the Adviser and affiliates of JPMorgan Chase for the limited purposes of hedging seed capital investment of the Adviser in the Funds, risk management, and for regulatory reporting purposes applicable to bank holding companies and their subsidiaries. The Adviser and affiliates of JPMorgan Chase may also have access to portfolio holdings of certain Funds for the limited purpose of hedging the Adviser’s liability to pay deferred compensation to portfolio managers and other eligible employees based on the performance of certain designated Funds. The Funds will also provide portfolio holdings information earlier than the time periods specified in the applicable prospectus to the Investment Company Institute (the “ICI”) to support the ICI’s advocacy efforts on behalf of the mutual fund industry. When a Fund redeems a shareholder in-kind, the Fund or the Adviser may provide information about a Fund’s portfolio holdings, such as the securities to be (or expected to be) delivered in connection with the redemption in-kind, earlier than the time period specified in the prospectuses (for example, at the time a redemption request is made). Such holdings are generally released on conditions of confidentiality, which include appropriate trading prohibitions. A financial institution that participates in a redemption in-kind may establish investment positions that directly or indirectly hedge its exposure to such securities, including by establishing a net short position in such securities. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney–client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions, Codes of Ethics and Informational Barriers applicable to JPMorgan Chase and its affiliates).

The fifth paragraph in the section of the SAI Part II of each Fund entitled “Appendix A — Purchases, Redemptions and Exchanges” is deleted in its entirety and replaced with the following:

Except as provided in a Fund’s prospectus or SAI Part I, and subject to compliance with applicable regulations, each Fund reserves the right to pay the redemption price of its shares, either totally or partially, by a distribution in-kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV of the shares being sold. JPMFMFG and UMF have filed an election under Rule 18f-1 under the 1940 Act. The other Trusts have not filed an election under Rule 18f-1. However, the following Funds have previously filed Rule 18f-1 elections: (i) JPMorgan California Tax Free Bond Fund (formerly, J.P. Morgan California Bond Fund), (ii) JPMorgan Tax Aware Equity Fund, (iii) JPMorgan Intermediate Tax Free Bond Fund and JPMorgan New York Tax Free Bond Fund (as former series of Mutual Fund Select Trust), and (iv) JPMorgan International Equity Fund (as former series of Mutual Fund Select Group). These elections carry over and commit these Funds to paying redemptions by a shareholder of record in cash, limited during any 90-day period to the lesser of: (i) $250,000 or (ii) one percent of the NAV of the Fund at the beginning of such period. Redemptions in excess of those amounts will normally be paid in cash but may be paid wholly or partly by a distribution in-kind of securities. If you receive a redemption in-kind, securities received by you may be subject to market risk and you could incur taxable gains on the redemption and on any later sale of the securities, and you may incur brokerage fees or other charges in converting the securities to cash. You may also receive less for the securities than the price at which they were valued for purposes of effecting the redemption.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUSES

AND STATEMENTS OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE